497(e)
                                                                       333-64749
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SUPPLEMENT DATED DECEMBER 14, 2001 TO THE CURRENT PROSPECTUSES FOR THE:

     o    EQUITABLE LIFE VARIABLE ANNUITY PROSPECTUSES

     o    EQUITABLE LIFE VARIABLE LIFE PROSPECTUSES

     o    EQ ADVISORS TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

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This Supplement updates the current Prospectuses for variable life insurance and variable annuity products issued by The Equitable Life Assurance Society of the United States ("Equitable") and the Prospectus and Statement of Additional Information ("SAI") of EQ Advisors Trust ("Trust"). You should read this Supplement in conjunction with the Prospectuses and retain them for future reference.

The primary purpose of this Supplement is to provide you with information about an additional investment adviser for the EQ/Balanced Portfolio ("Portfolio") and the proposed reorganization of Equitable Distributors, Inc., a distributor of Equitable's insurance products and the Trust.

                  ADDITIONAL ADVISER FOR EQ/BALANCED PORTFOLIO

Effective December 6, 2001, in addition to Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments Fund Management LLC and Jennison Associates LLC, Equitable, as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, appointed Mercury Advisers ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), to serve as an additional adviser for this Portfolio.

Mercury is located at 800 Scudders Mill Road, Plainsboro, New Jersey and, together with its investment advisory affiliates, is the world's third-largest asset management firm, with total assets under management of $507 billion as of September 30, 2001. Mercury and its advisory affiliates serve as investment advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions. Mercury, a Delaware limited partnership, is jointly owned by a general partner, Princeton Services, Inc., and a limited partner, Merrill Lynch & Co., Inc.

It is anticipated that the portion of the Portfolio's assets allocated to Mercury ("Allocated Portion") will be invested in equity securities that are expected to increase in value. In selecting securities, Mercury emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. Mercury places particular emphasis on securities with statistical characteristics associated with undervaluation. Mercury believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events.

It is anticipated that the Allocated Portion will invest primarily in common stocks of U.S. companies, but may buy equity securities other than common stocks and may also invest up to 10% of its total assets in securities issued by foreign companies. The Allocated Portion may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies, which Mercury believes are overlooked by large institutional investors, and thus, may be undervalued.

Kevin Rendino and Robert Martorelli will be primarily responsible for the day-to-day management of Mercury's Allocated Portion of the Portfolio. Mr. Rendino is, and has served as, a First Vice President of Mercury since 1997 and Vice President of Mercury (or its predecessor) from 1993 to 1997. Mr. Martorelli is a Senior Vice President of Mercury 2000. Mr. Martorelli has been a First Vice President of Mercury since 1997 and was Vice President from 1987 to 1997.

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                 REORGANIZATION OF EQUITABLE DISTRIBUTORS, INC.

It is anticipated that in January 2002, AXA Distributors, LLC ("AXA Distributors") will become a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of Distributor of shares of the Trust and principal underwriter of Equitable's variable life and variable annuity insurance products. Like EDI, AXA Distributors is owned by Equitable Holdings, LLC. Accordingly, once the merger is complete, all references to EDI as a Distributor of the Trust or principal underwriter of Equitable's insurance products in the Prospectus and Statement of Additional Information should be replaced with AXA Distributors.